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                                                                    Exhibit 99.1

SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
INDEX
DECEMBER 31, 2003 AND 2002 AND THREE YEARS ENDED DECEMBER 31, 2003

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                                                                                                              PAGE(S)
                                                                                                              -------
Report of Independent Auditors.......................................................................             2

Statements of Assets Acquired and Liabilities Assumed................................................             3

Statements of Revenues and Direct Costs and Expenses.................................................             4

Notes to Financial Statements........................................................................           5-8

                                       1
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                         REPORT OF INDEPENDENT AUDITORS

To the Stockholder and Board of Directors of Hoffmann-La Roche Inc.

We have audited the accompanying statements of assets acquired and liabilities assumed of the Soriatane product line ("Soriatane") of Hoffmann-La Roche Inc., as of December 31, 2003 and 2002 and the related statements of revenues and direct costs and expenses for the three years ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2, the accompanying financial statements attributable to Soriatane are not intended to be a complete presentation of Soriatane's financial position or results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct costs and expenses of Soriatane for the three years ended December 31, 2003 and the related assets acquired and liabilities assumed as of December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 16, 2004

                                       2
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

                                                                                       DECEMBER 31,
                                                                               --------------------------
(amounts in thousands of dollars)                                                  2003           2002
                                                                               ------------   -----------
ASSETS ACQUIRED
Inventories, net                                                               $      1,460   $       875
                                                                               ------------   -----------
         Total assets acquired                                                        1,460           875
                                                                               ------------   -----------

LIABILITIES ASSUMED
Sales returns reserve, net of $850 assumed by Hoffmann-La
  Roche Inc.                                                                         (3,700)       (3,629)
Rebates reserve                                                                         (41)          (35)
                                                                               ------------   -----------
         Total liabilities assumed                                                   (3,741)       (3,664)
                                                                               ------------   -----------
         Net liabilities assumed                                               $     (2,281)  $    (2,789)
                                                                               ============   ===========

   The accompanying notes are an integral part of these financial statements.

                                       3
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
STATEMENTS OF REVENUES AND DIRECT COSTS AND EXPENSES

                                                                                  YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
(amounts in thousands of dollars)                                         2003            2002           2001
                                                                        ----------     ----------    -----------
NET REVENUES                                                            $   41,187     $   34,520    $    36,157
                                                                        ----------     ----------    -----------
DIRECT COSTS AND EXPENSES
Cost of goods sold                                                           1,915            612            974
Advertising and promotion expenses                                           4,963          6,161          4,316
Field force expenses                                                         7,918          6,190          4,513
Marketing expenses                                                             742            620            401
Distribution costs                                                             314            257            305
Restructuring costs                                                          1,364              -              -
                                                                        ----------     ----------    -----------
            Net revenues in excess of direct costs and expenses         $   23,971     $   20,680    $    25,648
                                                                        ==========     ==========    ===========

   The accompanying notes are an integral part of these financial statements.

                                       4
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF BUSINESS AND SALE OF SORIATANE

         GENERAL

         Hoffmann-La Roche Inc. (the "Company") is a wholly owned subsidiary of Roche Holdings, Inc. (the "Parent Company"), a Delaware corporation. The Soriatane product line ("Soriatane") is manufactured by the Company in Clifton, New Jersey. Soriatane is an approved oral therapy for the treatment of severe psoriasis in adults. Soriatane was approved by the Food and Drug Administration in October 1996 and was launched in the United States in October 1997 in both 10mg and 25mg dosage forms. The patent protection ended for Soriatane in 1999, although there are currently no generic competitors on the market. Soriatane is sold through distributors in the United States and through one U.S. based distributor which sells products outside the U.S.

         SALE AND PURCHASE AGREEMENT

         A Sale and Purchase Agreement (the "Agreement") was entered into between the Company (the "Seller") and Connetics Corporation (the "Buyer") on February 2, 2004, whereby Connetics Corporation purchased the U.S. rights of Soriatane from the Company. The Buyer acquired certain assets and assumed certain liabilities as of March 4, 2004 (the "Closing Date") for $123,000,000 plus certain adjustments on closing, as defined in the Agreement. The assumed liabilities as of March 4, 2004 primarily relate to sales returns in connection with sales of Soriatane in the United States up to March 4, 2004. The Seller is liable for all sales returns for Soriatane during the six month period after the Closing Date, up to a maximum limit of $850,000. The Buyer is liable for all sales returns which occur beyond six months after the Closing Date plus the excess of sales returns over $850,000 in the first six months after the Closing Date. The Seller estimates, based on its historical experience, that actual returns during the six month period after the Closing Date will exceed the $850,000 maximum and therefore the sales return liability included in the statements of assets acquired and liabilities assumed has been reduced by the $850,000 portion of this liability to be assumed by the Seller.

         The Agreement also states that the Buyer shall be financially responsible for rebates invoiced by any state governments beginning two quarters after the quarter in which the Closing Date occurs, as well as for all chargebacks with an invoice date subsequent to two months following the Closing Date. Based on its historical experience, the Seller expects that the Buyer will assume a portion of the liabilities for rebates invoiced by state governments related to sales through the Closing Date as the average historical lag time between the sale of Soriatane and the related rebate settlement date exceeds the period of time between the Closing Date and the date that the Buyer begins to assume responsibility for such rebates. As a result, a liability for the portion of government rebates to be assumed by the Buyer determined on a historical basis has been included in the statements of assets acquired and liabilities assumed at December 31, 2003 and 2002. The liability for these rebates in these financial statements represents the excess of the total liability for government rebates related to Soriatane determined on an historical basis less the portion estimated to be retained by the Seller. As of December 31, 2003 and 2002, respectively, the total liability for government rebates related to Soriatane totaled approximately $760,000 and $757,000, respectively, of which $41,000 and $35,000, respectively, relate to estimated payments after the two quarter period per the Agreement and have been recorded as liabilities in the statements of assets acquired and liabilities assumed. Based on historical experience, the Company does not expect any chargebacks related to sales generated on or prior to the Closing Date to be received after the two month period for chargebacks and therefore no accruals for chargebacks have been included in the statements of assets acquired and liabilities assumed as of December 31, 2003 and 2002.

                                       5
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
NOTES TO FINANCIAL STATEMENTS

         The assets acquired by the Buyer as of March 4, 2004 include certain intangible assets as defined in the Agreement. These assets include intellectual property, trademark rights, customer database, historical sales data, marketing and promotional materials and plans, manufacturing technology and know-how, permits or other Governmental Authority authorizations exclusively relating to Soriatane and rights and future obligations of the Seller relating exclusively to Soriatane under the customer contracts.

         The Buyer also acquired all finished goods inventory of Soriatane held by the Seller as of March 4, 2004. The active ingredient required to manufacture Soriatane is Acitretin. The Company purchases all of the Acitretin needed to produce Soriatane from an affiliate company on a cost plus 25% basis. At this time, there are no other suppliers in the marketplace. Under a separate Manufacturing and Supply Agreement entered into on March 4, 2004, the Seller will continue to supply as much finished product as the Buyer requires at a pre-determined price, through December 31, 2004. The Seller has also committed to supply to the Buyer sufficient active ingredients to enable the Buyer to transfer the manufacture of Soriatane to a third party with no interruption of product supply. For the years ended December 31, 2003, 2002 and 2001, the mark-up on Acitretin included in cost of goods sold amounted to $146,112, $123,805 and $184,277, respectively. As of December 31, 2003 and 2002, the mark-up on Acitretin included in inventories, net amounted to $121,724 and $69,198, respectively.

         Although the Buyer only acquired the U.S. rights to Soriatane, on February 2, 2004, a related side agreement was entered into between the Buyer and Seller in which the Seller granted the Buyer the right to enter into a twelve month agreement with a U.S. based customer of the Seller which ultimately sells its products outside of the U.S. In exchange for this right, the Buyer agreed to pay royalties to the Seller on all net revenues of Soriatane sold to this customer for a period of one year from the Closing Date. As the Buyer can only sell to this customer for one year, unless additional rights are granted by the Seller, and due to the fact that the Seller has no obligation to grant additional rights, the financial statements do not include the Company's activity with this customer for the periods presented. For the years ended December 31, 2003, 2002 and 2001, the Company had net revenues of $13.0 million, $18.6 million and $8.6 million, respectively, and cost of goods sold of $0.6 million, $0.3 million and $0.2 million, respectively, related to sales to this customer, and this activity has not been included in the statements of revenues and direct costs and expenses.

2.       BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

         GENERAL BASIS OF PRESENTATION

         The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Connetics related to the acquisition of Soriatane and are not intended to be a complete presentation of the financial position and results of operations of Soriatane for the periods presented. The Company has not historically prepared financial statements of Soriatane, which would be intended to report a complete presentation of financial position, results of operations and cash flows in accordance with accounting principles generally accepted in the United States of America, as it is impracticable to do so based on the information available from the Company's books and records. Accordingly, the accompanying statements do not purport to present the financial position or results of operations of Soriatane that would have resulted if Soriatane had operated as a stand alone, separate company.

                                       6
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
NOTES TO FINANCIAL STATEMENTS

         The statements of assets acquired and liabilities assumed have been derived from the Company's books and records, which form the basis of the Company's financial statements and represent the balances of those items determined in accordance with the Sale & Purchase Agreement as of the periods presented. All intangible assets acquired had zero historical book value as of December 31, 2003 and 2002. All other assets and liabilities, if any, of Soriatane have been excluded in accordance with the Sale & Purchase Agreement.

         The statements of net revenues and direct costs and expenses include the Company's U.S. sales of Soriatane and the related amounts attributable to the manufacture, distribution, marketing and promotion of Soriatane for the three years ended December 31, 2003. These statements exclude certain indirect expenses which have been incurred by the Company but have not historically been allocated on a product line basis. These allocations include, among other things, finance, treasury, tax, public relations, audit and executive management advisory functions, as well as other administrative costs. Interest income or expense and income tax expense have also not been allocated by the Company on a product basis and have therefore been excluded from these financial statements.

         ALLOCATIONS

         Certain costs and expenses are allocated by the Company to Soriatane. Such allocations include field force, marketing, restructuring and distribution. Field force expenses include the portion of salaries, benefits and travel expenses of the Company's dermatology sales force which have been allocated to the Soriatane product line on the basis of actual field force emphasis between the Company's two dermatological products. In 2003, 2002 and 2001, total dermatology field force average annual allocations to Soriatane were 54%, 40% and 30%, respectively. Marketing and restructuring expenses have been allocated on the same basis as field force expenses. Distribution costs have been allocated to the Soriatane product line based upon a percentage of revenues for all periods presented.

         NET REVENUES

         Revenue is recognized when products are shipped and title and risk of loss has passed to the customer. Net revenues include gross sales less product specific sales returns, cash discounts, government rebates, and certain other customer discounts. At the time of sale, provisions are recorded for returns, discounts and rebates which result in a reduction of sales. These provisions are based upon historical experience updated for changes in facts and circumstances, as appropriate.

         For the purposes of these financial statements, returns are recorded as a liability assumed rather than as a contra-asset in the statements of assets acquired and liabilities assumed as accounts receivable balances were not acquired by the Buyer in connection with the Agreement.

         INVENTORIES

         Inventories are comprised of finished goods and are valued at the lower of cost or market. Cost is determined by the first-in, first-out ("FIFO") method.

         ADVERTISING AND PROMOTION

         The Company expenses the costs of advertising and promotion as incurred.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

                                       7
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SORIATANE PRODUCT LINE OF HOFFMANN-LA ROCHE INC.
NOTES TO FINANCIAL STATEMENTS

         amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       CONCENTRATION OF CREDIT

         There were three customers individually accounting for more than 15% of Soriatane's net revenues in the periods presented. In the aggregate, these customers accounted for greater than 67% of total net revenues for all of the periods presented.

4.       RESTRUCTURING CHARGES

         In November 2003, the Company announced details of its restructuring plan involving the Dermatology division. Total restructuring costs for the Dermatology division amounted to $2.2 million, of which $2.1 million related to severance costs for the approximately 50 employees that were impacted. These costs were allocated to the Soriatane product line on the same basis as the direct field force allocation discussed in Note 2. The majority of these costs were paid out in December 2003.

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